United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 2)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 14, 2009

Prospect Medical Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-32203	33-0564370
(Commission File Number)	(IRS Employer Identification No.)

10780 Santa Monica Blvd., Suite 400
Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 943-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.           Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K/A filed on July 1, 2009 (which was an amendment to the Current Report on Form 8-K filed on April 14, 2009 (the “Original Report”)), to include an additional pro forma statement of operations in Item 9.01, Financial Statements of the Business Acquired and Pro Forma Financial Information.

Item 9.01.           Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

The required financial statements for Brotman Medical Center, Inc., a California corporation (“Brotman”) are listed in exhibits 99.1 and 99.2 hereto and are hereby incorporated by reference.  As set forth in the Original Report, on April 14, 2009, the U.S. Bankruptcy Court confirmed and declared effective the Second Amended Chapter 11 Plan of Reorganization (the “Plan”) of Brotman.  Effective on such date, Prospect Medical Holdings, Inc., a Delaware corporation (“PMH”) acquired an additional 38.86% ownership interest in Brotman, increasing total ownership to 71.96% of the outstanding common stock of Brotman.  The Company’s ownership interest in Brotman continues to be held through its wholly-owned subsidiary, Prospect Hospital Advisory Services, Inc., a Delaware corporation (together with PMH, the “Company”).  Pursuant to the terms of the Plan, the Company made additional investments in Brotman of $1,814,000 on January 13, 2009 and $705,000 on June 30, 2009.

(b)           Pro Forma Financial Information

Filed as Exhibit 99.3 hereto, and hereby incorporated by reference is the unaudited condensed pro forma consolidated balance sheet and statements of operations giving pro forma effect to Brotman’s emergence from Chapter 11 bankruptcy proceedings and the Company’s additional investment in Brotman as of October 1, 2007, for statement of operations purposes, and March 31, 2009, for balance sheet purposes.

(d)           Exhibits

The following exhibits are filed with the Form 8-K/A:

Exhibit No.	Description

23.1	Consent of BDO Seidman, LLP

99.1	Audited financial statements of Brotman Medical Center, Inc. as of and for the year ended September 30, 2008

99.2	Unaudited condensed financial statements of Brotman Medical Center, Inc. as of March 31, 2009 and for the six month periods ended March 31, 2009 and 2008

99.3	Unaudited condensed pro forma consolidated financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECT MEDICAL HOLDINGS, INC.

	By:	/s/ Mike Heather
Mike Heather, Chief Financial Officer

Dated: July 8, 2009

EXHIBIT INDEX

The following exhibits are filed with the Form 8-K/A:

Exhibit No.	Description

23.1	Consent of BDO Seidman LLP

99.1	Audited financial statements of Brotman Medical Center, Inc. as of and for the year ended September 30, 2008

99.2	Unaudited condensed financial statements of Brotman Medical Center, Inc. as of March 31, 2009 and for the six month periods ended March 31, 2009 and 2008

99.3	Unaudited condensed pro forma consolidated financial statements